                                                                   EXHIBIT 10.41
                       THIRD LOAN MODIFICATION AGREEMENT

      This Third Loan Modification Agreement is entered into as of June 25, 2002, by and between Inktomi Corporation (the "Borrower") and Silicon Valley Bank ("Bank").

      1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restate Loan and Security Agreement, dated February 16, 2001, as amended by that certain Loan Modification Agreement, dated as of September 30, 2001, that certain Loan Modification Agreement, dated as of December 19, 2001 and as may be amended from time to time, (the "Loan Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

      Hereinafter all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

      2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and Intellectual Property Security Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

      3.    DESCRIPTION OF CHANGE IN TERMS:

            A.    Modification(s) to Loan Agreement.

                  (1) The following defined terms under Section 1.1 entitled "Definitions" are added to read as follows:

                  "`Credit Extension' means each Advance, Equipment Advance, Letter of Credit, Second Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                  `Funding Date' is any date on which a Second Equipment Advance is made to or on account of Borrower.

                  `Repayment Period' as to the Second Equipment Advances, is 36 months.

                  `Scheduled Payments' is defined in Section 2.1.5(c)

                  `Second Committed Equipment Line' means a credit extension of up to Six Million Dollars ($6,000,000.00)



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
                  `Second Equipment Advance' has the meaning set forth in
      Section 2.1.5.

                  `Second Equipment Availability End Date' means
      December 20, 2002.

                  (2) The following Section 2.1.5 is hereby added immediately following Section 2.1.4:

                 "2.1.5 Second Equipment Advances.

                        (a) Subject to and upon the terms and conditions of this Agreement, at any time commencing on June 21, 2002 through the Second Equipment Availability End Date, Bank agrees to make advances (each a "Second Equipment Advance" and, collectively, the Second Equipment Advances") not exceeding the Second Committed Equipment Line. To evidence the Second Equipment Advance or Second Equipment Advances, Borrower shall deliver to Bank, at the time of each Second Equipment Advance request, an invoice for the Equipment to be purchased. The Second Equipment Advances shall be used only to purchase or refinance Equipment acceptable to Bank, purchased on or after ninety (90) days prior to June 21, 2002, and shall not exceed one hundred percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense, provided, however, that software, taxes, shipping and other "soft cost", acceptable to Bank, may constitute up to 25% of each Second Equipment Advance. Each Second Equipment Advance shall be in an amount of no less than $500,000. The maximum number of Second Equipment Advances may not exceed 10.

                        (b) To obtain a Second Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 noon. Pacific time two (2) Business Day before the Funding Date. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

                        (c) Borrower shall repay each Second Equipment Advance in 36 equal monthly installments of principal plus accrued interest as of the Payment Date. Each monthly payment for each Second Equipment Advance (collectively, "Scheduled Payments") shall be due an payable on the Payment Date following the Funding Date with respect to such Second Equipment Advance and continuing thereafter during the Repayment Period on each Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Second Equipment Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance may only be prepaid in accordance with Section 2.1.5
      (f) and 2.1.5 (g).



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
                         (d) Borrower will pay interest on the Payment Dates at the per annum rate of interest set forth in Section 2.3 (a).

                         (e) At any time, provided no Event of Default has occurred and is continuing, Borrower may prepay any Second Equipment Advance by providing Bank with written notice two (2) days prior to any such prepayment and immediately paying to Bank: (i) all outstanding principal to the Second Equipment Advance being prepaid, (ii) all accrued unpaid interest for the Second Equipment Advance being prepaid, to the date of the prepayment, and (iii) all other sums, if any, that shall have become due and payable with respect to the Second Equipment Advance being prepaid.

                         (f) If the Second Equipment Advances are accelerated following the occurrence of an Event of Default, then Borrower will immediately pay to Bank (i) all outstanding principal with respect to all Second Equipment Advances, (ii) all accrued unpaid interest with respect to all Second Equipment Advances, including the default rate of interest, to the date of the prepayment, and (iii) all other sums, if any, that shall have become due and payable with respect to any Second Equipment Advance."

                  (3) Section 2.3 (a) is hereby amended by adding the following subsection (iii), immediately after subsection (ii):

                  "(iii) Second Equipment Advances. Except as set forth in
      Section 2.3(b), the Second Equipment Advances shall bear interest on the average daily balance thereof, at a per annum rate equal to the Prime Rate plus 35 basis points."

                  (4)    Section 2.3 (c) is hereby amended to read as follows:

                  "(c)   Payment. Interest hereunder shall be due and payable on
      each Payment Date. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts, or against the Committed Revolving Line, the Committed Equipment Line, or the Second Committed Equipment Line in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Bank will notify Borrower of all debits which Bank has made against Borrower's account. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder."

                  (5)    Section 2.7 is hereby amended to read as follows:

                  "2.7   Term. This Agreement shall become effective on the
      Closing Date and, subject to Section 12.7, shall continue in full force and effect until all of the Credit Extensions have been paid in full in immediately available funds. Notwithstanding the foregoing, Bank shall have the right to terminate its



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
      obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations (excluding Obligations under Section 2.6 and 12.2 to the extent they remain inchoate at the time outstanding payment obligations are paid in full and other Obligations that have been collateralized in a manner satisfactory to
      Bank) are outstanding."

                  (6) The first sentence of Section 6.8 is hereby amended to read as follows:

                  "Borrower shall maintain, on a monthly basis, a balance of unrestricted cash, unrestricted short term cash equivalents and unrestricted short term investments as defined by GAAP in an amount of not less than the sum of (a) 3.5 times the Commitment Amount, plus (b) any Additional Required Cash Balance."

                  (7) Article 6 is hereby amended by adding the following Sections 6.11 and 6.12:

                  "6.11 Profitability. Borrower's net losses for each of the following quarters set forth below shall not exceed the amounts set forth immediately opposite to such quarters:

                  Quarter Ending                Net Loss

                  June 30, 2002                 ($36,963,000)

                  September 30, 2002            ($36,545,000)

                  December 31, 2002             ($32,000,000)

                  March 31, 2003                ($22,000,000)

                  June 30, 2003 and every

                  every quarter thereafter      ($15,000,000)

                  6.12 Minimum Deposits. Borrower shall maintain at all times, no less than $6,000,000 in cash deposits at Bank or one of Bank's affiliates.

                  6.13 Additional Collateral. Upon the occurrence of an Event of Default arising out of Borrower's violation of Section 6.8 or Section 6.11, Borrower shall (at Borrower's option) maintain either of the following (the "Collateral Deposits"): (i) a certificate of deposit at Bank in a minimum amount equivalent to the aggregate amount of Second Equipment Advances; or (ii) investments maintained in investment accounts at the Bank or one of its affiliates in a minimum amount equivalent to 115% of the aggregate amount of



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
      Second Equipment Advances. Borrower acknowledges and agrees that Bank will place a "hold" in such Collateral Deposits until no Second Equipment Advances are available for borrowing under the Second Committed Equipment Line and all outstanding Second Equipment Advances have been paid in full in immediately available funds. In connection with the Collateral Deposits, Borrower agrees to deliver to Bank control agreement(s) in form and substance satisfactory to Bank.

                  Bank agrees that upon Borrower's fulfillment of the requirements under this Section 6.13, any existing Events of Default arising out of Borrower's violation such Sections shall be considered cured as follows: (i) with respect to Section 6.11, such violation shall be considered cured and the covenant set forth therein shall be deleted in its entirety, and (ii) with respect to Section 6.8, the violation shall be considered cured (to the extent that the violation is the result of the amounts outstanding under the Second Equipment Advances) and the definition of Commitment Amount therein shall not include amounts outstanding under the Second Equipment Advances or any amounts available for borrowing under the Second Committed Equipment Line. Borrower understands and agrees that, after the fulfillment of the requirements in this Section 6.13, the covenant set forth in Section 6.8 will continue to be effective and calculated in accordance with the revised definition of Committed Amount set forth above."

                  (8)    Article 7 is hereby amended by adding the following
Section 7.14:

                  "7.14 Negative Pledge. Create, grant to or agree with any other Person to a negative pledge or other restriction on the granting of security interests in, or Liens against, any of Borrower's Intellectual Property."

                  (9)    Section 8.3 is hereby amended to read as follows:

                  "8.3   Material Adverse Change.

                  If there (i) occurs a material adverse change in the business operations, or condition (financial or otherwise) of the Borrower; or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral."

      4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

      5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

      6. PAYMENT OF LOAN FEE. Borrower shall pay Bank, no later than June 21, 2002, a fee in the amount of Sixty Thousand and 00/100 Dollars ($60,000) ("Loan Fee") plus all out-of-pocket expenses.



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
      7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Third Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Third Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Third Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Third Loan Modification Agreement. The terms of this paragraph apply not only to this Third Loan Modification Agreement, but also to all subsequent loan modification agreements.

      8. CONDITIONS. The effectiveness of this Third Loan Modification Agreement is conditioned upon payment of the Loan Fee.

BORROWER:                                 BANK:

INKTOMI CORPORATION                       SILICON VALLEY BANK

By:    /s/ David Peterschmidt             By:    /s/
   -----------------------------------       -----------------------------------
Name:  David Peterschmidt                 Name:
     ---------------------------------         ---------------------------------
Title: CEO and President                  Title:
      --------------------------------          --------------------------------



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
[GRAPHIC]
                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:               INKTOMI CORPORATION

LOAN OFFICER:

DATE:                   JUNE 21, 2002

                        LOAN FEE                     $60,000
                        DOCUMENTATION FEE          _________
                        LEGAL FEES                 _________

                        TOTAL FEE DUE              $
                                                    ========

PLEASE INDICATE THE METHOD OF PAYMENT:

      { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

      {X} DEBIT DDA # 3300023368 FOR THE TOTAL AMOUNT.

      { } LOAN PROCEEDS

BORROWER:

BY:________________________________________
    (AUTHORIZED SIGNER)

___________________________________________
SILICON VALLEY BANK, AS AGENT   (DATE)
ACCOUNT OFFICER'S SIGNATURE

                       FOURTH LOAN MODIFICATION AGREEMENT

      This Fourth Loan Modification Agreement is entered into as of July 31, 2002, by and between Inktomi Corporation (the "Borrower") and Silicon Valley Bank ("Bank").

      1. Description of Existing Indebtedness. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated February 16, 2001, as amended by that certain Loan Modification Agreement, dated as of September 30, 2001, that certain Loan Modification Agreement, dated as of December 19, 2001, and that certain Third Loan Modification Agreement, dated June __, 2002, (as the same may be further amended from time to time, the "Loan Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

      Hereinafter all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

      2. Description of Collateral and Guaranties. Repayment of the
Indebtedness is secured by the Collateral as described in the Loan Agreement and Intellectual Property Security Agreement.

      Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

      3. Description of Change in Terms:

            A. Modification to Loan Agreement.

                  (1) Section 6.13 of the Loan Agreement is hereby amended to read as follows:

                  "6.13 Additional Collateral. Upon the occurrence of an Event of Default arising out of Borrower's violation of Section 6.8 or Section 6.11, Borrower shall (at Borrower's option) maintain either of the following and grant Bank a perfected security interest in the same (the "Collateral Deposits"): (i) a certificate of deposit at Bank in a minimum amount equivalent to the aggregate amount of Second Equipment Advances;
      (ii) investments made through the Bank or one of its affiliates in US Treasuries or US Treasury Funds, in a minimum amount equivalent to 100% of the aggregate amount of Second Equipment Advances or (iii) investments maintained in investment accounts at the Bank or one of its affiliates, other than those in subsection (ii) above, in a minimum amount equivalent to 115% of the aggregate amount of Second Equipment Advances. Borrower acknowledges and agrees that Bank will place a "hold" in such Collateral Deposits

      Bank agrees that upon Borrower's fulfillment of the requirements under this Section 6.13, any existing Events of Default arising out of Borrower's violation such Sections shall be considered cured as follows:
      (i) with respect to Section 6.11, such violation shall be considered cured and the covenant set forth therein shall be deleted in its entirety, and
      (ii) with respect to Section 6.8, the violation shall be considered cured (to the extent that the violation is the result of the amounts outstanding under the Second Equipment Advances) and the definition of Commitment Amount therein shall not include amounts outstanding under the Second Equipment Advances or any amounts available for borrowing under the Second Committed Equipment Line. Borrower understands and agrees that, after the fulfillment of the requirements in this Section 6.13, the covenant set forth in Section 6.8 will continue to be effective and calculated in accordance with the revised definition of Committed Amount set forth above."

      4. Consistent Changes. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

      5. Waiver and Consent.

            A. Waiver. Bank hereby waives, solely for fiscal quarter ending June 30, 2002, the Event of Default under Section 8.2 of the Loan Agreement as a result of Borrower's failure to meet the minimum profitability covenant set forth in Section 6.11 but only to the extent such Event of Default arose out of:
(i) non-cash charges resulting from the write-off of goodwill and (ii) non-cash lease expenses, or other non-cash charges relating the Synthetic Lease Transaction (the "Profitability Default").

            B. Consent. Notwithstanding Section 7.3 of the Loan Agreement, Bank hereby consents to the acquisition by Borrower of all the capital stock of Quiver, Inc., provided, however that Borrower shall not spend more than $7,000,000 cash consideration in connection with such acquisition.

            C. Limitation. The waiver in paragraph A (the "Waiver") and consent in paragraph B (the "Consent") of this Section 5 shall become effective only in accordance with Section 8 hereof and then only in this specific instance and for the specific purposes set forth herein. Neither the Waiver nor the Consent allows for any other or further departure from the terms and conditions of the Loan Agreement, as amended hereby, or any of the other Existing Loan Documents, which terms and conditions shall remain in full force and effect.

      6. No Defenses of Borrower. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

      7. Continuing Validity. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Fourth Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and



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
effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Fourth Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Fourth Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Fourth Loan Modification Agreement. The terms of this paragraph apply not only to this Fourth Loan Modification Agreement, but also to all subsequent loan modification agreements.

      8. Conditions. The effectiveness of this Fourth Loan Modification Agreement is conditioned upon receipt by Bank of a fully executed original of the same.

BORROWER:                                 BANK:



INKTOMI CORPORATION                       SILICON VALLEY BANK



By:    /s/ Randy Gottfried                By:    /s/ Bradford Leahy
   -----------------------------------       -----------------------------------
Name:  Randy Gottfried                    Name:  Bradford Leahy
     ---------------------------------         ---------------------------------
Title: SVP and CFO                        Title: Vice President
      --------------------------------          --------------------------------



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[GRAPHIC]
                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:               INKTOMI CORPORATION

LOAN OFFICER:

DATE:                   JULY __, 2002

                        LOAN FEE                  $_________
                        DOCUMENTATION FEE          _________
                        LEGAL FEES                 _________

                        TOTAL FEE DUE             $
                                                   =========


PLEASE INDICATE THE METHOD OF PAYMENT:

      { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

      {X} DEBIT DDA # 3300023368 FOR THE TOTAL AMOUNT.

      { } LOAN PROCEEDS

BORROWER:

BY:_________________________________________
     (AUTHORIZED SIGNER)

____________________________________________
SILICON VALLEY BANK, AS AGENT     (DATE)
ACCOUNT OFFICER'S SIGNATURE



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